INSIGHTFUL INVESTOR GROWTH FUND
                                  Annual Report

                                December 31, 1996

                                                                  February, 1997

Dear Shareholder:

1996 was a very volatile year for the stock market in general. The broader averages like the Dow Jones Industrial Average and Standard & Poor's 500 surged to new highs by the end of May, only to pull back sharply in June and July. And then surge to even more new highs by the end of the year. For the year the Dow was up 26.0% and the S&P 500 was up 20.3%.

Insightful Investor Growth Fund experienced similar volatility. The Fund was up 10% in early June, then proceeded to give back all of its first half gains in the correction that followed. The Fund then surged to new highs and was up 16.24% by September 30th.

While investors focused their attention primarily on the large cap Dow and S&P 500 stocks over the last three months of the year, some of the Fund's smaller cap quality growth stocks (which happened to comprise about 35% of the Fund's assets) did not receive much attention at all.

For example, over the last three months of the year, the Fund's largest holding, little-followed PolyPhase Corporation, actually saw its stock fall in price -- from $7.50 per share to $5.25 per share. This despite the fact that the company announced it had obtained financing from Lehman Brothers Holdings to begin building a $750 million domed stadium/convention center in Las Vegas.

I'll talk a lot more about PolyPhase and its superb prospects in a minute. However, these types of pullbacks adversely affected the Fund's performance. As a result, the Fund finished 1996 up just 5.37% for the year.

While I am disappointed with the Fund's performance over the last three months of the year, I firmly believe that this brief period of underperformance will correct itself in the months to come. I'm not just saying I'm confident, I'm demonstrating my confidence in two tangible ways:

#1- I have been and will continue to be an investor in the Fund. In fact, I am one of the Fund's largest shareholders.

#2-I've waived all management fees due my firm from the Fund since inception. I'm going to continue to waive these fees until I'm more satisfied with the Fund's performance.

Now, on to more important matters - - the portfolio. I believe our portfolio is well positioned to prosper during 1997. Before I discuss our largest position, PolyPhase, let me briefly review the Fund's long-term investment objective and the strategies I utilize to achieve that objective.

Simply stated, the investment objective of the Fund is simple: To seek growth of capital. The strategy employed is also simple but not necessarily easy to employ: To invest in a very select group of America's great growth companies that are uncovered first by some of America's elite investors - - The Warren Buffetts, Peter Lynchs and Mario Gabellis of the investment world.

As an illustration, let me discuss the Fund's largest holding with you, PolyPhase Corporation. PolyPhase is grossly undervalued. Simply put, this is an undervalued situation of the highest proportions. To the point where, I felt a very large position for the Fund was a wonderful opportunity. With its compelling fundamentals, I believe PolyPhase stock will soon receive the kind of attention it deserves as well as a much stronger stock price.

First off, PolyPhase was cited in Fortune Magazine as the #1 small growth company in America. Its revenue has grown from $5.6 million in 1992 to $102 million in 1995. PolyPhase just announced that revenue for the year ended 9/30/96 is just shy of $150 million. That's significant growth.

Secondly, the great growth stock investor, Jerry Kennedy, has a large position in this company. Finally, after carefully reviewing the fundamentals of the company, I saw a company that was not only a great growth company but also looked to me like a great value play, since its stock price was selling, in my opinion, at both a reasonable P/E ratio in view of its growth record and at a very low level vis a vis the company's true value.

You see, PolyPhase is a small conglomerate operating four distinct subsidiaries. Their largest subsidiary is Overhill Farms, a food company that provides food for airlines and Jenny Craig Diet centers. PolyPhase bought this company for less than $30 million and it is said to be worth over 2-3 times that price today. This value, of course, is not yet reflected on the company's books.

As if all of this was not enough, Polyphase has a 14% interest in a most exciting and promising venture. They will be building the largest (seating up to 110,000 people) domed stadium in the world in Las Vegas. The stadium would host sporting events, conventions and other events with "smart" flexible seating that could configure different arrangements based on the event for 28,000-110,000 people. The stadium will have 351 luxury suites of up to 8,000 square feet. The suites will be available for use throughout the year, whether there are events in the stadium or not. I could envision major corporations lining up for them. There are also plans for an on-site, non-gaming hotel, 250,000 square feet of conference and convention space, and a parking garage.

Lehman Brothers Holdings, Inc. has lent $50 million so far to acquire the 61.5 acres of prime downtown Las Vegas real estate. It is expected that they will finance this $750 million project and be a 50% equity partner.

So, there you have my reasons for making PolyPhase the largest holding of the Fund's portfolio. I think there is huge upside potential and I believe there is limited downside risk. Will there be bumps along the way? Undoubtedly, yes! Managing growth of this magnitude requires excellent management and can, of course, be treacherous at times.

When will Wall Street begin to recognize this little company? That's the big question here. But, as Peter Lynch says, a great singer will eventually get recognized. Accordingly, I'm confident that if PolyPhase continues to perform as it has in the past, it will begin to be recognized on Wall Street and its stock price will begin to more fully reflect its performance and value.

I look forward to updating you on the Fund's positions during our next report. For now, I look forward to a rewarding but volatile 1997.

                                   Sincerely,
                                                              /s/
                                Dan Bruce Levine
                                                              Portfolio Manager


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
INSIGHTFUL INVESTOR GROWTH FUND AND THE S & P 500 INDEX.
  Insightful Investor Growth Fund S & P 500 Index
7/28/95             10,000        10,000
9/30/95             10,160        10,425
12/31/95            11,593        11,052
3/31/96             11,083        11,647
6/30/96             11,513        12,162
9/30/96             13,394        12,543
12/31/96            12,216        13,592

Average Annual Total Return
1 Year: 5.37%  Since Inception (7/28/95): 15.02%

                        INSIGHTFUL INVESTOR GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 91.7%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Advertising: 1.7%
       5,000         National Media Corp.....................................................             $ 35,000
                                                                                                          --------

                     Business Services: 3.3%
       2,000         Robert Half International, Inc..........................................               68,750
                                                                                                            ------

                     Computer Peripheral Equipment: 3.2%
         800         Electronics for Imaging.................................................               65,800
                                                                                                            ------

                     Computers and Software: 8.9%
      14,000         Cable-SAT Systems, Inc..................................................               89,250
       9,000         CompuCom Systems, Inc...................................................               96,750
                                                                                                            ------
                                                                                                           186,000
                                                                                                           -------
                     Conglomerate/Food Services: 29.0%
     115,000         PolyPhase Corp..........................................................              603,750
                                                                                                           -------

                     Electronics: 5.0%
       4,000         Electro Scientific Industries, Inc......................................              104,000
                                                                                                           -------

                     Financial Services: 10.9%
       6,100         DVI, Inc................................................................               79,300
       1,400         Green Tree Financial Corp...............................................               54,075
       6,500         Olympic Financial, Ltd..................................................               93,437
                                                                                                            ------
                                                                                                           226,812
                                                                                                           -------
                     Healthcare: 4.3%
       2,000         United Healthcare Corp..................................................               90,000
                                                                                                            ------

                     Industrial Products: 1.5%
       5,000         Image Guided Technologies, Inc..........................................               30,000
                                                                                                            ------

                     Manufacturers/Specialty Equipment: 4.3%
       7,000         Tridex..................................................................               90,125
                                                                                                            ------

                     Medical Specialties: 2.3%
       3,000         Orthodontic Centers of America..........................................               48,000
                                                                                                            ------

                        INSIGHTFUL INVESTOR GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 1996, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Oil Equipment and Services: 5.0%
       2,600         Seitel, Inc.............................................................            $ 104,000
                                                                                                         ---------

                     Retail: 5.4%
      22,000         U.S. Pawn...............................................................              112,750
                                                                                                           -------

                     Telecommunications: 4.2%
       3,400         Intermedia Communications, Inc..........................................               87,550
                                                                                                            ------

                     Waste Management: 2.7%
      75,000         Comprehensive Environmental Systems.....................................               56,250
                                                                                                            ------

                     Total Common Stocks (cost $1,580,566)...................................            1,908,787
                                                                                                         ---------

                     WARRANT: 0.9%
------------------------------------------------------------------------------------------------------------------------------------
                     Computers and Software: 0.9%
      12,333         Cable-SAT Systems, Inc. (cost $14,167)..................................               18,500
                                                                                                            ------

Principal Amount     REPURCHASE AGREEMENT: 2.7%
------------------------------------------------------------------------------------------------------------------------------------
     $57,000         Star Bank Repurchase Agreement, 5.00%, dated 12/31/96,
                     due 1/2/97, collaterized by $65,000 GNMA, due 1/20/24
                     (proceeds $57,016) (cost $57,000).......................................               57,000
                                                                                                            ------

                     Total Investment in Securities (cost $1,651,733+): 95.3%................            1,984,287
                     Other Assets less Liabilities: 4.7%.....................................               98,134
                                                                                                            ------
                     Total Net Assets: 100.0%................................................          $ 2,082,421
                                                                                                       ===========

                        INSIGHTFUL INVESTOR GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 1996, Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------------------
      Shares         Common Stocks
------------------------------------------------------------------------------------------------------------------------------------
       4,424         SyQuest (proceeds $39,851)..............................................             $ 16,314
                                                                                                          ========

+ At December 31, 1996,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................            $ 425,479
                     Gross unrealized depreciation...........................................              (69,388)
                                                                                                           -------
                              Net unrealized appreciation....................................            $ 356,091
                                                                                                         =========

See Accompanying Notes to Financial Statements.

                        INSIGHTFUL INVESTOR GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $1,651,733) (Note 2-A) ...........           $1,984,287
      Deposit with brokers for securities sold short.........................................              116,745
      Cash...................................................................................                  359
      Receivable from Advisor................................................................               10,559
      Prepaid expenses and other assets......................................................                3,756
                                                                                                             -----
                  Total assets ..............................................................            2,115,706
                                                                                                         ---------

LIABILITIES
      Securities sold short, at value - proceeds $39,851.....................................               16,314
      Payables:
            Administration fee...............................................................                1,436
            Distribution fees................................................................                1,312
            Dividends........................................................................                   42
      Accrued expenses ......................................................................               14,181
                                                                                                            ------
                  Total liabilities..........................................................               33,285
                                                                                                            ------


NET ASSETS     ..............................................................................           $2,082,421
                                                                                                        ==========

      Net asset value, offering and redemption price per share
            ($2,082,421/171,068 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $12.17
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................           $1,735,319
      Accumulated net realized loss on investments...........................................               (8,989)
      Net unrealized appreciation on investments.............................................              356,091
                                                                                                           -------
            Net assets ......................................................................           $2,082,421
                                                                                                        ==========

See Accompanying Notes to Financial Statements.

                        INSIGHTFUL INVESTOR GROWTH FUND

STATEMENT OF OPERATIONS - For the Year ended December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................             $ 13,336
            Dividends........................................................................                3,246
                                                                                                             -----
                  Total investment income ...................................................               16,582
                                                                                                            ------
      Expenses
            Administration fees (Note 3).....................................................               30,040
            Advisory fees (Note 3) ..........................................................               26,451
            Custodian and accounting fees....................................................               18,156
            Auditing fees....................................................................               14,259
            Transfer agent fees..............................................................                9,218
            Legal fees.......................................................................                8,695
            Distribution expenses (Note 4)...................................................                5,290
            Reports to shareholders..........................................................                4,262
            Miscellaneous fees...............................................................                3,935
            Trustees' fees...................................................................                2,758
            Registration fees................................................................                1,505
            Dividends on short sales.........................................................                   55
                                                                                                                --
                  Total expenses.............................................................              124,624
                  Less: expenses reimbursed (Note 3).........................................              (71,647)
                                                                                                           -------
                  Net expenses...............................................................               52,977
                                                                                                            ------
                  Net investment loss  ......................................................              (36,395)
                                                                                                           -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................               49,273
      Net change in unrealized appreciation on investments ..................................               56,457
                                                                                                            ------
            Net realized and unrealized gain on investments .................................              105,730
                                                                                                           -------

                  Net Increase in Net Assets Resulting from Operations ......................             $ 69,335
                                                                                                          ========

See Accompanying Notes to Financial Statements.

                        INSIGHTFUL INVESTOR GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year            July 28, 1995*
                                                                                  ended               through
                                                                             December 31, 1996    December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment (loss) income.................................................     $ (36,395)             $ 1,891
Net realized gain (loss) from security transactions .........................        49,273              (51,017)
Net change in unrealized appreciation on investments.........................        56,457              299,634
                                                                                     ------              -------
      Net increase in net assets resulting from operations ..................        69,335              250,508
                                                                                     ------              -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income........................................................           -0-               (1,891)
Net realized gain from security transactions.................................        (7,245)                 -0-
                                                                                     ------                   -
      Total dividends and distributions .....................................        (7,245)              (1,891)
                                                                                     ------               ------

CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change in
   outstanding shares (a)....................................................       (43,371)           1,815,085
                                                                                    -------            ---------
      Total increase in net assets ..........................................        18,719            2,063,702

NET ASSETS
Beginning of period .........................................................     2,063,702                  -0-
                                                                                  ---------                   -
End of period (including accumulated net investment loss of
   $0 and $0, respectively) ................................................     $2,082,421           $2,063,702
                                                                                 ==========           ==========

(a) A summary of capital shares transactions is as follows:
                                                                   Year                    July 28, 1995*
                                                                   ended                        through
                                                             December 31, 1996             December 31, 1995
                                                          Shares         Value         Shares           Value
Shares sold ......................................         55,678       $630,334       183,449        $1,873,324
Shares issued in reinvestment of distribution.....            591          7,203           184             1,891
Shares redeemed...................................        (63,307)      (680,908)       (5,527)          (60,130)
                                                          -------       --------        ------           -------
Net (decrease) increase ..........................         (7,038)     $ (43,371)      178,106        $1,815,085
                                                           ======      =========       =======        ==========

*Commencement of operations.

See Accompanying Notes to Financial Statements.

                        INSIGHTFUL INVESTOR GROWTH FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year            July 28, 1995*
                                                                                  ended       through
                                                                             December 31, 1996    December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................................        $11.59               $10.00
                                                                                  ------               ------

Income from investment operations:
      Net investment (loss) income .......................................          (.21)                 .01
      Net realized and unrealized gain on investments ....................           .83                 1.59
                                                                                     ---                 ----
Total from investment operations..........................................           .62                 1.60
                                                                                     ---                 ----

Less distributions:
      Dividends from net investment income................................            -0-                (.01)
      Distributions from net capital gains................................          (.04)                 -0-
                                                                                    ----                   -
Total distributions.......................................................          (.04)                (.01)
                                                                                    ----                 ----

Net asset value, end of period ...........................................        $12.17               $11.59
                                                                                  ======               ======

Total return .............................................................          5.37%               15.93%++
Ratios/supplemental data:
Net assets, end of period (millions).........................................       $ 2.1               $ 2.1
Ratio of expenses to average net assets:
      Before expense reimbursement .......................................          5.89%                8.13%+
      After expense reimbursement.........................................          2.50%                2.50%+
Ratio of net investment (loss) income to average net assets:
      Before expense reimbursement .......................................         (5.10)%              (5.31)%+
      After expense reimbursement ........................................         (1.72)%               0.32%+
Portfolio turnover rate ..................................................         192.68%               50.75%
Average commission rate paid per share +++.................................          $.0373                 --


*Commencement of operations.

+Annualized.

++Not Annualized.

+++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See Accompanying Notes to Financial Statements.

                        INSIGHTFUL INVESTOR GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
      The Insightful Investor Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on July 28, 1995. The investment objective of the Fund is growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.
      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
      D. Short Sales. A short sale transaction occurs when the Fund sells a security it does not own, in anticipation that the market price of the security will decline. If the value of the security sold short increases between the time of the short sale and the time the Fund closed out the short position, the Fund realizes a loss. Any dividend declared on short positions existing on the record date shall be recorded on the ex-dividend date and included as an expense of the period.
      E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
      For the year ended December 31, 1996, Insightful Management Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred $26,451 in advisory fees.
      The Fund is responsible for its own operating expenses. The Advisor has undertaken to limit the Fund's aggregate annual operating expenses to 2.50% of average net assets. During the year ended December 31, 1996, the Advisor waived all of its advisory fees and in addition voluntarily reimbursed $45,196 of the Fund's operating expenses. Any such reductions made by the Advisor in its fees or payments or reimbursements of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Advisor is able to effect such reimbursement and remain in compliance with any applicable laws or expense limitations.
      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:
      Under $15 million          $30,000
      $15 to $50 million         0.20% of average net assets
      $50 to $100 million        0.15% of average net assets
      $100 to $150 million       0.10% of average net assets
      over $150 million          0.05% of average net assets

      Newcomb & Company (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares.
      Certain officers and Trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS
      The Fund has adopted a Distribution and Shareholder Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments made pursuant to the Plan are limited to the actual expenses incurred by the Distributor in activities that are primarily designed to promote the sale of shares of the Fund. The Fund incurred $5,290 in distribution expenses for the year ended December 31, 1996.

NOTE 5 - INVESTMENT TRANSACTIONS
      Purchases and sales of securities, other than short-term investments, for the year ended December 31, 1996 were $3,575,694 and $3,554,922, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders of
      Insightful Investor Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insightful Investor Growth Fund (a series of Professionally Managed Portfolios) as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period from July 28, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insightful Investor Growth Fund as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 28, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 14, 1997

                                     Advisor
                        Insightful Management Corporation
                         175 Great Neck Road - Suite 307
                           Great Neck, New York 11021

                                   Distributor
                                Newcomb & Company
                         Six New England Executive Park
                         Burlington, Massachusetts 01803

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743

                                    Auditors
                              Tait, Weller & Baker
                              Two Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104




                    This report is intended for shareholders
                        of the Insightful Investor Growth
                        Fund and may not be used as sales
                          literature unless preceded or
                      accompanied by a current prospectus.